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                                                                    [FOUNDERS]

                   FORM OF NON-COMPETITION, NON-DISCLOSURE AND
                      ASSIGNMENT OF INVENTIONS AGREEMENT
                                     WITH
                                iVILLAGE INC.

         In consideration of my employment or continued employment, as the case may be, with iVillage Inc., a Delaware corporation (the "Company"), and the compensation received by me from the Company from time to time, I hereby agree with the Company as follows:

         1. ACKNOWLEDGMENT. I understand and acknowledge that:

                (a) The Company is engaged in a continuous program of research, design, development, production, publishing, marketing and servicing with respect to its business and as part of my employment by the Company I am (or may be) expected to make new contributions and inventions of value to the Company.

                (b) My employment may create a relationship of confidence and trust between me and the Company with respect to certain information applicable to the business of the Company or the business of any client, customer, or business partner of the Company, which may be made known to me by the Company or by any client, customer, or business partner of the Company, or learned by me during the period of my employment.

                (c) The Company possesses and will continue to possess information that has been created, discovered or developed by, or otherwise become known to, the Company (including, without limitation, information created, discovered, developed or made known by me during the period of or arising out of my employment by the Company, whether before or after the date hereof) as to which property rights have been or may be acquired by or assigned or otherwise conveyed to the Company, which information has commercial value in the business in which the Company is engaged and may be treated by the Company as confidential.

         2. COMMITMENT TO COMPANY. During the period of my employment by the Company, I will devote substantially all of my business time, energy and attention to the business and affairs of the Company.

         3. WORKS FOR HIRE. I acknowledge that all right, title and interest I obtain in all works of authorship, designs, computer programs, copyrights and copyright applications,

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inventions, discoveries, developments, know-how, systems, processes, formulae, patent and patent applications, trade secrets, new products, internal reports and memoranda, strategies, and marketing plans conceived, devised, developed, written, reduced to practice, or otherwise created or obtained by me in connection with my employment by the Company (the "Intellectual Property") are regarded as "works for hire". I hereby transfer and assign to the Company all right, title, and interest to the Intellectual Property. Promptly after I obtain knowledge of any Intellectual Property, I will disclose it to the Company. Upon request of the Company and at its cost, I will execute and deliver all documents or instruments and take all other action as the Company may deem reasonably necessary to transfer all right, title, and interest in any Intellectual Property to the Company; to vest in the Company good, valid and marketable title to such Intellectual Property; to perfect, by registration or otherwise, trademark, copyright and patent protection of the Company with respect to such Intellectual Property; and otherwise to protect the Company's trade secrets and proprietary interest in such Intellectual Property.

         4. DOCUMENTATION. In the event of the termination of my employment for any reason, I will deliver to the Company all documents, notes, drawings, blueprints, formulae, specifications, computer programs, data and other materials of any nature pertaining to any Intellectual Property or to my work with the Company, and will not take any of the foregoing or any reproduction of any of the foregoing that is embodied in a tangible medium of expression.

         5. CONFIDENTIALITY. At all times, both during my employment by the Company and after its termination, I will keep in strict confidence and will not disclose any confidential or proprietary information relating to the business of the Company, or any client, customer, or business partner of the Company, to any person or entity, or make use of any such confidential or proprietary information for my own purposes or for the benefit of any person or entity, except as may be necessary in the ordinary course of performing my duties as an employee of the Company.

         6. RESTRICTIVE COVENANT. I hereby acknowledge and recognize that I may possess confidential information and that the business of the Company is highly competitive. Accordingly, I hereby agree that I will not, during the Competitive Period, (i) become directly and materially involved in activities contributing to the design or marketing of a Protected Channel (as defined below) developed or produced by a Competitive Business (as defined below), whether such involvement shall be as an employer, officer, director, owner, employee, partner or other participant, (ii) assist others in any involvement in any Competitive Business in the manner described in the foregoing clause (i), or (iii) induce employees of the Company or its affiliates or subsidiaries to terminate their employment with the

                                     -2-

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Company or such affiliate or subsidiary or involve themselves in any
Competitive Business in the manner described in the foregoing clause (i). "Competitive Period" means the period of my employment by the Company and in the event that my employment with the Company is terminated (A) for any reason whatsoever other than any termination by the Company without cause, for an additional period of twelve months following such termination, or (B) by the Company without cause, (x) if the Company agrees to pay my base salary then in effect for six months following such termination, for an additional period of twelve months following such termination, and (y) if I deliver an Election Notice in accordance with the Stockholders' Agreement dated the date hereof among the Company, myself, and its other stockholders, an additional period (to be added to any twelve-month period under clause (x)) equal to the shorter of twelve months and the period between such termination and the next anniversary of the date hereof. "Competitive Business" means and includes any business located in the United States of America that develops or produces any online channel the content of which is substantially similar to any online channel produced or under active development by the Company during my employment or at the time of such termination (a "Protected Channel"); provided, however, if the Qualified Capital Financing has not been completed prior to September 19, 1996, and the Board of Directors of the Company determines that the Company will not produce any online channel other than the Parenting Channel, then Competitive Business means any such business that develops or produces any online channel the content of which is substantially similar to the content of the Parenting Channel. "Qualified Capital Financing" means any issuance by the Company in one transaction or a series of related transactions of shares of its preferred stock after September 19, 1995, for an aggregate cash purchase price of at least $1,500,000.

         I understand that the foregoing obligation is not meant to prevent me from earning a living or fostering my career. It does intend, however, to prevent any Competitive Business from gaining any unfair advantage from my knowledge of confidential information.

         7. OTHER AGREEMENTS. I represent and warrant that my execution and delivery of this Agreement and the performance of all the terms of this Agreement do not and will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or trust. I have not entered into and shall not enter into any agreement, either written or oral, in conflict with this Agreement. I represent that I have not brought and will not bring with me to the Company or use at the Company any materials or documents of an employer or a former employer that are not generally available to the public, unless express written authorization from such employer for their possession and use has been obtained. I also understand that I am not to breach any obligation of confidentiality that I have to any employer or

                                     -3-
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former employer and agree to fulfill all such obligations during the period of my affiliation with the Company.

         8. REMEDIES. I acknowledge that a remedy at law for any breach or threatened breach of the provisions of this Agreement would be inadequate and therefore agree that the Company shall be entitled to injunctive relief in addition to any other available rights and remedies in case of any such breach or threatened breach; provided, however, that nothing contained herein shall be construed as prohibiting the Company from pursuing any other remedies available for any such breach or threatened breach.

         9. ASSIGNMENT. This Agreement and the rights and obligations of the parties hereto shall bind and inure to the benefit of any successor or successors of the Company by reorganization, merger or consolidation or otherwise and any assignee of all or substantially all of its business and properties, but neither this Agreement nor any rights or benefits hereunder may be assigned by me.

         10. INTERPRETATION. It is the desire and intent of the parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made. In addition, if any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it so as to be enforceable to the extent compatible with the applicable law as it shall then appear.

         11. NOTICES. Any notice which a party is required or may desire to give pursuant to this Agreement shall be given by personal delivery or registered or certified mail, return receipt requested, addressed to me at my address of record with the Company and addressed to the Company at its principal office, or at such other place as either party may from time to time designate in writing. The date of personal delivery or the date of mailing any such notice shall be deemed to be the date of delivery thereof.

         12. WAIVERS. If either party shall waive any breach of any provision of this Agreement, such party shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

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         14. NO EMPLOYMENT AGREEMENT. I acknowledge that this Agreement does not constitute an employment agreement and agree that this Agreement shall be binding upon me regardless of whether or not my employment shall continue for any length of time hereafter and whether or not my employment is terminated for any reason whatsoever by the Company or me or both.

         15. COMPLETE AGREEMENT; AMENDMENTS; PRIOR AGREEMENTS. The foregoing is the entire agreement of the parties with respect to the subject matter hereof and may not be amended, supplemented, cancelled or discharged except by written instrument executed by both parties. This Agreement supersedes all prior agreements between the parties with respect to the matters covered hereby.

Date: 9/19/95                        Name:
    --------------------------            --------------------------

                                          --------------------------
                                                   Signature
Accepted and agreed to as of
the date above written by
iVillage Inc.

By:
    --------------------------


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                           AMENDMENT NO. 1 dated as of ___________, to the
                           Non-Competition, Non-Disclosure and Assignment of Inventions Agreement dated September 19, 1995 (the "Agreement"), between iVILLAGE INC., a Delaware corporation (the "Company") and ___________ (the "Executive") .

         The parties desire to amend the Agreement in certain respects with respect to the non-competition covenant contained therein and to provide for severance arrangements for the Executive, as hereinafter set forth. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

         NOW THEREFORE, pursuant to Section 15 of the Agreement, the undersigned hereby amend the Agreement as follows:

         (a) The definition of "Competitive Period" in Section 6 of the Agreement is hereby amended and restated as follows:

                           "'Competitive Period', means (i) the period of my employment by the Company and an additional period
                           of      following the termination of my employment by
                           the Company for any reason and (ii) if I deliver the Election Notice in accordance with the Amended and Restated Stockholders' Agreement dated as of May 6, 1996, an additional period (to be added to the period provided for in clause (i)) equal to the shorter of twelve months and the period between such termination and the next anniversary of the date hereof."

         (b) Section 14 of the Agreement is hereby amended and restated as follows:

                           "NO EMPLOYMENT AGREEMENT; SEVERANCE. I acknowledge that this Agreement does not constitute an employment agreement and agree that this Agreement shall be binding upon me regardless of whether or not my employment shall continue for any length of time hereafter and whether or not my employment is terminated for any reason whatsoever by the Company or me or both. It is, however, understood and agreed by the Company that if my employment by the Company is terminated without cause, the Company shall pay me as severance and in consideration of my complying with my post-employment obligations

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                           under Section 6 hereof, an amount equal to my base
                           salary then in effect for twelve months following such termination, payable on the same basis as my base salary was paid prior to such termination."

         (c) Except as amended as provided herein, the Agreement shall remain in full force and effect in accordance with its terms.

         (d) This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein (without giving effect to principles of conflicts of laws).

         (e) This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts shall constitute one agreement.

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 1 as of the date first written above.

                                                iVILLAGE INC.

                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title:


                                                   ----------------------------


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                           under Section 6 hereof, an amount equal to my base
                           salary then in effect for twelve months following such termination, payable on the same basis as my base salary was paid prior to such termination."

         (c) Except as amended as provided herein, the Agreement shall remain in full force and effect in accordance with its terms.

         (d) This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein (without giving effect to principles of conflicts of laws).

         (e) This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts shall constitute one agreement.

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment No. 1 as of the date first written above.

                                            iVILLAGE INC.

                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                               /s/ Nancy Evans
                                               --------------------------------
                                               Nancy Evans